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                                                                    EXHIBIT 10.4



                                 AMENDMENT NO. 1
                             TO CUSTODIAL AGREEMENT


     This AMENDMENT NO. 1, dated as of April 2, 2001 (this "AMENDMENT"), to the Custodial Agreement (the "CUSTODIAL AGREEMENT"), dated as of December 1, 2000, is by and among NC Capital Corporation, as Borrower, U.S. Bank Trust National Association, as Custodian, and Morgan Stanley Dean Witter Mortgage Capital Inc., as Lender.

                                   WITNESSETH:

     WHEREAS, the parties desire to make certain amendments to the Custodial Agreement as hereinafter set forth; and

     WHEREAS, pursuant to Section 19 of the Custodial Agreement, the parties hereto are permitted to amend the same;

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used herein but not defined shall have the meanings set forth in the Custodial Agreement.

     SECTION 2. AMENDMENT. The Custodial Agreement is hereby amended as set forth below:

          (A) Section 1 is hereby amended to add the following defined terms after the term "Authorized Representative."

          "BAILEE" shall mean the Bailee named in the Bailee Letter.

          "BAILEE LETTER" shall mean the letter with respect to a Limited File Loan, substantially in the form of Annex 12 attached hereto.

          "BAILEE TRUST RECEIPT" shall mean the trust receipt delivered by the Bailee pursuant to a Bailee Letter, substantially in the form of Attachment B to Annex 12 attached hereto.

          (B) The definition of "Exception" is hereby amended and restated as follows:

          "EXCEPTION" shall mean, with respect to any Mortgage Loan, any of the following: (i) the variances from the requirements of Section 2 hereof with respect to the Mortgage Files (giving effect to the Borrower's right to deliver certified copies in lieu of original documents in certain circumstances), (ii) a Mortgage Loan which has been pledged to the Lender under the Loan Agreement in excess of 120 calendar days, (iii) a Mortgage Loan that has been released to the Borrower pursuant to Section 5(a) hereof in excess of fifteen (15) calendar days, (iv) an Eligible Mortgage Loan that has been released under any Transmittal Letter in the form of ANNEX 10 AND 11 hereto in excess of the time period stated in

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     such Transmittal Letter for release and (v) any Mortgage Loan with respect to which the Custodian receives written notice or has actual knowledge of a lien subject or security interest in favor of a Person other than the Lender with respect to such Mortgage Loan.

          (C) Section 1 is amended to add the definition of the following defined term after the term "Exception":

          "LIMITED FILE LOAN" shall mean a Mortgage Loan with respect to which a Bailee Letter has been delivered to the Lender and Custodian on the Business Day prior to its related Funding Date, but as to which the Custodian does not possess a complete Mortgage File on such date.

          (D) The definition of the term "Mortgage Loan Schedule and Exception Report" is amended and restated as follows:

          "MORTGAGE LOAN SCHEDULE AND EXCEPTION REPORT" means a list of Eligible Mortgage Loans delivered by the Custodian to the Lender on each Business Day, reflecting the Mortgage Loans held by the Custodian for the benefit of the Lender, which includes codes indicating any Exceptions with respect to each Mortgage Loan listed thereon. Each Mortgage Loan Schedule and Exception Report shall set forth (a) the Mortgage Loans being pledged to the Lender on any applicable Funding Date as well as the Mortgage Loans previously pledged to the Lender and held by the Custodian hereunder, (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered and (c) whether any of the Mortgage Loans being pledged to the Lender on any applicable Funding Date as well as the Mortgage Loans previously pledged to the Lender and held by the Custodian hereunder are Limited File Loans.

          (C) Section 2(a) is hereby amended and restated as follows:

          (a)(I) No later than 12:00 p.m., New York City time, two (2) Business Days prior to any Funding Date, the Borrower shall release to the Custodian the following original documents pertaining to each Eligible Mortgage Loan, other than a Limited File Loan, to be pledged to the Lender and included in the Borrowing Base on such Funding Date, each of which Mortgage Loans shall be identified in a Mortgage Loan Schedule delivered therewith, with a copy of such Mortgage Loan Schedule delivered to the Lender (or, if another time is specified below for such release or delivery, at such other time):

               (i) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "LAST ENDORSEE") by an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last

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          Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

               (ii) The original of the guarantee executed in connection with the Mortgage Note (if any).

               (iii) The original Mortgage with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Borrower certifying that such represents a true, correct and complete copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (iv) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Borrower certifying that such represent true, correct and complete copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (v) The original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

               (vi) The originals of all intervening assignments of mortgage with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the Last Endorsee or copies thereof together with an Officer's Certificate of the Borrower certifying that such represent true, correct and complete copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (vii) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

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               (viii) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

          (II) No later than 12:00 p.m., New York City time, on the related Funding Date, the Borrower shall cause the Bailee to deliver to the Custodian with respect to each Limited File Loan to be pledged to the Lender and included in the Borrowing Base on such Funding Date, a Bailee Trust Receipt.

          (III) No later than 12:00 p.m., New York City time, three (3) Business Days following the related Funding Date, the Borrower shall cause the Bailee to deliver to the Custodian with respect to each Limited File Loan that was pledged to the Lender and included in the Borrowing Base on such Funding Date, all of the documents comprising the Mortgage File described in Section 2(a)(I) above to the extent available, but in no event less than the original Mortgage Note described in Section 2(a)(I)(i) above and the original Assignment of Mortgage described in Section 2(a)(I)(v) above.

          (IV) No later than 12:00 p.m., New York City time, five (5) Business Days following the related Funding Date, the Borrower shall cause the Bailee to deliver to the Custodian with respect to each Limited File Loan that was pledged to the Lender and included in the Borrowing Base on such Funding Date, any document comprising the Mortgage Loan File described in Section (2)(a)(I) above which had not yet been previously delivered to the Custodian.

          (D) Section 3(a) is hereby amended and restated as follows:

          No later than 10:00 a.m., New York City time, on each Funding Date, the Borrower shall provide the Custodian with a Custodial Identification Certificate and a related Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered to the Custodian in computer-readable form) with respect to the Eligible Mortgage Loans to be pledged to the Lender on such Funding Date, and if any Eligible Mortgage Loans are Limited File Loans, by 12:00 p.m. New York City time, the Borrower shall provide or shall cause to be provided to the Custodian a Bailee Trust Receipt with respect to each Limited File Loan to be pledged to the Lender on such Funding Date. If, by the time set forth above on a Funding Date, the Custodian has received (i) such Custodial Identification Certificate, (ii) the related Mortgage Loan Schedule, (iii) only with respect to each Limited File Loan, a Bailee Trust Receipt and (iv) a Mortgage File for each Mortgage Loan that is not a Limited File Loan identified on the Mortgage Loan Schedule, then on such Funding Date, the Custodian will deliver, via facsimile and by modem, no later than 1:00 p.m., New York City time, to the Lender and the Borrower a Mortgage Loan Schedule and Exception Report for each Mortgage Loan pledged hereunder on such date, with Exceptions identified by the Custodian as current as of the date and time of delivery of such Mortgage Loan Schedule and Exception Report.


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          (E) Section 3(c) is hereby amended and restated as follows:

          Each Mortgage Loan Schedule and Exception Report shall list all Exceptions using such codes as shall be in form and substance agreed to by the Custodian, the Borrower and the Lender; PROVIDED, that with respect to Limited File Loans, the Mortgage Loan Schedule and Exception Report shall also list as an Exception if the Mortgage File documents to be delivered pursuant to Section 2(a)(III) has not been delivered to the Custodian within the time provided therein. The delivery of each Mortgage Loan Schedule and Exception Report to the Lender shall be the Custodian's representation that, other than the Exceptions listed as part of the Exception Report: (i) all documents required to be delivered in respect of such Mortgage Loan pursuant to Section 2 of this Custodial Agreement have been delivered and are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, (ii) all such documents have been reviewed by the Custodian in accordance with the review procedures attached hereto as ANNEX 4 (the "REVIEW PROCEDURES") and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 2 of this Custodial Agreement, (iii) the amount of the Mortgage Note is the same as the amount specified on the related Mortgage, and based upon a review of the Mortgage Note, items (a), (b), (c), (l),
     (n), (q), (t) and (u) of ANNEX 1 as set forth in the Mortgage Loan Schedule delivered by the Borrower to the Custodian are correct, (iv) each Mortgage Loan identified on such Mortgage Loan Schedule and Exception Report is being held by the Custodian as the bailee for the Lender and/or its designees pursuant to this Agreement and (v) with respect to each Limited File Loan, a Bailee Trust Receipt has been received and reviewed and that the same has been executed and appears regular on its face.

          (F) Section 5(a) is hereby amended and restated by deleting the phrase "ten (10) calendar days" in the fourth sentence thereof and replacing the same with the following: "fifteen (15) calendar days."

          (G) Annex I is hereby amended and restated by adding the following:

          (hhh) whether the mortgage loan is a Limited File Loan.


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     SECTION 3. SURVIVAL. Except as expressly amended hereby, the Custodial
Agreement shall continue in full force and effect in accordance with the provisions thereof and the Custodial Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all its provisions shall be deemed a part of the Custodial Agreement in the manner and to the extent herein provided.

     SECTION 4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 5. GOVERNING LAW. This Amendment shall be governed by New York law without reference to its choice of law doctrine.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of this 2nd day of April 2001.



                                      NC CAPITAL CORPORATION


                                      By:/s/ PATRICK FLANAGAN
                                         ------------------------------------
                                         Name:  Patrick Flanagan
                                         Title: President


                                      U.S. BANK TRUST NATIONAL
                                      ASSOCIATION


                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                      MORGAN STANLEY DEAN WITTER MORTGAGE
                                      CAPITAL INC.


                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:


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